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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            April 8, 1999
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                          ALLIANCE CAPITAL MANAGEMENT L.P.
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               (Exact name of registrant as specified in its charter)


              Delaware                     1-9818             13-3434400
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  (State or other jurisdiction of       (Commission       (I.R.S. Employer
  incorporation or organization)        File Number)      Identification Number)


1345 Avenue of the Americas, New York, New York                    10105
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     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code           212-969-1000
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Item 1.   CHANGES IN CONTROL OF REGISTRANT

               Not applicable.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

               Not applicable.

Item 3.   BANKRUPTCY OR RECEIVERSHIP

               Not applicable.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               Not applicable.

Item 5.   OTHER EVENTS

               On April 8, 1999 Alliance Capital Management L.P. ("Partnership") issued a press release that announced a proposed reorganization of the Partnership's business that will give investors in the Partnership the choice between 1) continuing to hold liquid units of the Partnership listed on the New York Stock Exchange that are subject to a federal tax on the Partnership's gross business income and 2) holding a highly illiquid interest in a new private limited partnership that is not subject to that tax.

               The proposed reorganization will require the approval of a majority of the Partnership's unaffiliated public unitholders and certain other contractual and regulatory approvals. The related exchange offer will take place pursuant to an exchange offer prospectus that the Partnership will mail to unitholders. The Equitable Life Assurance Society of the United States ("Equitable Life") and its affiliates, which beneficially own approximately 57% of the Partnership's outstanding units, intend to exchange substantially all of their units in the Partnership for limited partnership interests and a general partnership interest in the new private limited partnership. Equitable Life, the Partnership and the new private limited partnership have entered into an Exchange Agreement, dated as of April 8, 1999, whereby Equitable Life has agreed, on the terms and conditions stated therein, to exchange, and to cause its affiliates who hold Partnership units to exchange, substantially all of such units for units in the new private limited partnership immediately following, and subject to the same terms and conditions as, the public exchange offer.

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

               Not applicable.


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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

               (a)  Financial Statements of Businesses Acquired

                    None.

               (b)  Pro Forma Financial Information

                    None.

               (c)  Exhibits

                    10.107    Press Release dated April 8, 1999.

                    10.108 Form of Exchange Agreement dated as of April 8, 1999 by and among Alliance Capital Management L.P., Alliance Capital Management L.P. II and the Equitable Life Assurance Society of the United States.


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                                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ALLIANCE CAPITAL MANAGEMENT L.P.

Dated: April 8, 1999                    By:  Alliance Capital Management
                                             Corporation, General Partner


                                        By:  /s/Robert H. Joseph, Jr.
                                             -------------------------
                                             Robert H. Joseph, Jr.
                                             Senior Vice President and
                                             Chief Financial Officer


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